                                                Exhibit 99.1

First Financial Bancorp Announces Third Quarter 2020 Financial Results

•Earnings per diluted share of $0.42; $0.44 on an adjusted(1) basis
•Return on average assets of 1.04%; 1.09% as adjusted(1)
•Record core fee income driven by $18.6 million of mortgage banking and $10.5 million of foreign exchange income
•Provision for credit losses of $13.4 million; 34% reduction from second quarter

Cincinnati, Ohio - October 22, 2020 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and nine months ended September 30, 2020.

For the three months ended September 30, 2020, the Company reported net income of $41.5 million, or $0.42 per diluted common share. These results compare to net income of $37.4 million, or $0.38 per diluted common share, for the second quarter of 2020 and $50.9 million, or $0.51 per diluted common share, for the third quarter of 2019. For the nine months ended September 30, 2020, First Financial had earnings per diluted common share of $1.10 compared to $1.51 for the same period in 2019.

Return on average assets for the third quarter of 2020 was 1.04% while return on average tangible common equity was 13.61%. These compare to returns on average assets of 0.96% and 1.41%, and returns on average tangible common equity of 12.90% and 16.15%, in the second quarter of 2020 and the third quarter of 2019, respectively.

Third quarter 2020 highlights include:

•After adjustments(1) for certain nonrecurring and certain COVID-19 related items:
◦Net income of $0.44 per diluted common share
◦1.09% return on average assets
◦14.18% return on average tangible common equity

•Adjustments(1) to net income include:
◦$0.1 million of costs directly related to COVID-19
◦$2.1 million of other nonrecurring costs such as merger related and branch consolidation costs

•Strong noninterest income of $49.5 million, an increase of 15.9% from the linked quarter
◦Mortgage banking revenue increased $1.9 million, or 11.6%
◦Record foreign exchange income of $10.5 million; 60.1% increase from linked quarter
◦Service charges on deposits, including overdrafts, increased $1.4 million, or 22.6%

• Noninterest expenses of $97.5 million, or $95.3 million as adjusted(1)
◦Includes $7.0 million of incremental incentive compensation expenses directly related to strong operating results and fee income generation
◦Includes $0.5 million contribution to First Financial Foundation
◦Efficiency ratio of 60.3%; 58.9% as adjusted(1)

•Loan balances were relatively unchanged at $10.2 billion

•Average transactional deposit balances grew $434.5 million compared to the linked quarter; 19.0% on an annualized basis
_________________________________________________________________________________________(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Total Allowance for Credit Losses of $183.3 million; Total quarterly provision for credit losses of $13.4 million
◦Loans and leases - ACL of $168.5 million, 1.65% of total loans; 1.81% of loans excluding PPP
◦Unfunded Commitments - ACL of $14.8 million
◦Third quarter provision expense driven by expected economic impact from COVID-19, partially offset by higher prepayment rates

•Net interest margin of 3.36% on a fully tax-equivalent basis(1)
◦8 basis point decline compared to the linked quarter; 19 basis point decline due to loan yields partially offset by 14 basis point impact from reduced funding costs
◦3 basis points of incremental dilution from PPP from the linked quarter
◦Impact of decline in short term rates, partially offset by funding cost reductions and higher loan fees

•Strong capital ratios
◦Total capital of 15.37%
◦Tier 1 common equity of 11.63%
◦Tangible common equity of 8.25%; 8.79% excluding PPP loans
◦Tangible book value per share of $12.56; $0.30 increase compared to linked quarter

Archie Brown, President and Chief Executive Officer, remarked, “We are pleased with our strong third quarter operating results while maintaining focus on three important pandemic related priorities: maintaining the health and safety of our associates, assisting our clients and communities and strengthening our Company.”

Mr. Brown continued, “Despite continued interest rate headwinds and difficult business conditions, we posted strong earnings as reflected in our adjusted earnings per share of $0.44, adjusted return on assets of 1.09%, and an adjusted efficiency ratio of 58.9%. Additionally, we were encouraged that credit trends remained relatively stable for the quarter. Given the backdrop of increasing Covid-19 cases in the Midwest and uncertainty about the timing of vaccines to bring the pandemic under control, we recorded $13.4 million of provision expense in anticipation of credit deterioration in future quarters, leading to an increase in our allowance for credit losses to 1.81% of total loans, excluding PPP.”

Mr. Brown further commented, “Third quarter results were primarily driven by exceptional fee income, well exceeding second quarter results, which at the time was our highest core fee income on record. The steadfast diligence of our mortgage team capitalized on the continued historic low interest rate environment to drive another sensational quarter in mortgage banking revenue, and Bannockburn recorded its highest income quarter ever. We were also pleased to see service charges improve as local economies continued to gradually reopen and consumer spending increased. Total expenses increased during the quarter as a direct result of our strong operating performance and fee income generation leading to higher incentive and commission expense.”

Mr. Brown concluded, “We are encouraged by our improved operating performance and by the resiliency of our associates. Six months into a global pandemic, we now have 98% of our banking centers fully open to service the needs of our clients, and associates in our corporate offices and operations centers have begun gradually returning, albeit at significantly reduced capacity levels. We continue to provide a bridge for our clients to navigate the environment with approximately $630 million, or 6.2% of total loans, receiving a round two deferral and all capital ratios have improved to equal or surpass pre-pandemic levels. Additionally, this year we have added $125 million to our Allowance for Credit Losses, which brings our total ACL to greater than three times the balance at December 31, 2019. We remain committed to managing pandemic priorities and positioning the Company for even stronger performance when the health crisis subsides.”
Full detail of the Company’s third quarter performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 23, 2020 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 1048538. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

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Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

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Forward-Looking Statement

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

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Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2019, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2020, the Company had $15.9 billion in assets, $10.2 billion in loans, $11.6 billion in deposits and $2.2 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.8 billion in assets under management as of September 30, 2020. The Company operated 143 full service banking centers as of September 30, 2020, primarily in Ohio, Indiana and Kentucky, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com
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Selected Financial Information
September 30, 2020
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2020	2020	2020	2019	2019	2020	2019
RESULTS OF OPERATIONS
Net income	$41,477	$37,393	$28,628	$48,677	$50,856	$107,498	$149,398
Net earnings per share - basic	$0.43	$0.38	$0.29	$0.49	$0.52	$1.10	$1.52
Net earnings per share - diluted	$0.42	$0.38	$0.29	$0.49	$0.51	$1.10	$1.51
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.69	$0.67

KEY FINANCIAL RATIOS
Return on average assets	1.04%	0.96%	0.79%	1.34%	1.41%	0.93%	1.41%
Return on average shareholders' equity	7.40%	6.88%	5.21%	8.60%	9.13%	6.50%	9.29%
Return on average tangible shareholders' equity	13.61%	12.90%	9.71%	15.84%	16.15%	12.08%	16.48%

Net interest margin	3.32%	3.38%	3.71%	3.84%	3.91%	3.46%	3.98%
Net interest margin (fully tax equivalent) (1)	3.36%	3.44%	3.77%	3.89%	3.96%	3.52%	4.03%

Ending shareholders' equity as a percent of ending assets	14.11%	13.99%	14.47%	15.49%	15.62%	14.11%	15.62%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.25%	8.09%	8.25%	9.07%	9.17%	8.25%	9.17%
Risk-weighted assets	11.07%	10.89%	10.50%	11.09%	11.34%	11.07%	11.34%

Average shareholders' equity as a percent of average assets	14.08%	13.91%	15.21%	15.53%	15.43%	14.38%	15.23%
Average tangible shareholders' equity as a percent of
average tangible assets	8.18%	7.94%	8.79%	9.07%	9.35%	8.29%	9.19%

Book value per share	$22.94	$22.66	$22.25	$22.82	$22.59	$22.94	$22.59
Tangible book value per share	$12.56	$12.26	$11.82	$12.42	$12.33	$12.56	$12.33

Common equity tier 1 ratio (2)	11.63%	11.49%	11.27%	11.30%	11.52%	11.63%	11.52%
Tier 1 ratio (2)	12.02%	11.87%	11.66%	11.69%	11.91%	12.02%	11.91%
Total capital ratio (2)	15.37%	15.19%	13.54%	13.39%	13.62%	15.37%	13.62%
Leverage ratio (2)	9.55%	8.98%	9.49%	9.58%	9.75%	9.55%	9.75%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$10,253,392	$10,002,379	$9,220,643	$9,149,222	$9,014,092	$9,827,033	$8,880,904
Investment securities	3,162,832	3,164,243	3,115,723	3,102,867	3,290,666	3,147,655	3,351,559
Interest-bearing deposits with other banks	40,277	91,990	39,332	36,672	38,569	57,138	35,525
Total earning assets	$13,456,501	$13,258,612	$12,375,698	$12,288,761	$12,343,327	$13,031,826	$12,267,988
Total assets	$15,842,010	$15,710,204	$14,524,422	$14,460,288	$14,320,514	$15,360,642	$14,126,615
Noninterest-bearing deposits	$3,535,432	$3,335,866	$2,643,240	$2,638,908	$2,513,458	$3,172,841	$2,485,291
Interest-bearing deposits	8,027,082	8,395,229	7,590,791	7,583,531	7,504,708	8,004,450	7,575,263
Total deposits	$11,562,514	$11,731,095	$10,234,031	$10,222,439	$10,018,166	$11,177,291	$10,060,554
Borrowings	$1,519,748	$1,272,819	$1,735,767	$1,613,696	$1,816,983	$1,509,482	$1,687,716
Shareholders' equity	$2,230,422	$2,185,865	$2,209,733	$2,245,107	$2,210,327	$2,208,753	$2,150,945

CREDIT QUALITY RATIOS
Allowance to ending loans	1.65%	1.56%	1.55%	0.63%	0.62%	1.65%	0.62%
Allowance to nonaccrual loans	216.28%	233.74%	296.51%	119.69%	93.18%	216.28%	93.18%
Allowance to nonperforming loans	196.69%	208.06%	203.42%	96.73%	71.46%	196.69%	71.46%
Nonperforming loans to total loans	0.84%	0.75%	0.76%	0.65%	0.87%	0.84%	0.87%
Nonperforming assets to ending loans, plus OREO	0.86%	0.77%	0.78%	0.67%	0.89%	0.86%	0.89%
Nonperforming assets to total assets	0.55%	0.49%	0.48%	0.42%	0.56%	0.55%	0.56%
Classified assets to total assets	0.84%	0.79%	0.83%	0.62%	0.92%	0.84%	0.92%
Net charge-offs to average loans (annualized)	0.21%	0.12%	(0.04)%	0.15%	0.45%	0.10%	0.39%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) September 30, 2020 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	September 30,			September 30,
	2020	2019	% Change	2020	2019	% Change
Interest income
Loans and leases, including fees	$103,249	$126,786	(18.6)%	$324,924	$376,207	(13.6)%
Investment securities
Taxable	17,906	22,180	(19.3)%	55,387	70,031	(20.9)%
Tax-exempt	4,884	4,457	9.6%	14,403	13,051	10.4%
Total investment securities interest	22,790	26,637	(14.4)%	69,790	83,082	(16.0)%
Other earning assets	31	222	(86.0)%	220	638	(65.5)%
Total interest income	126,070	153,645	(17.9)%	394,934	459,927	(14.1)%

Interest expense
Deposits	7,886	20,151	(60.9)%	36,002	60,006	(40.0)%
Short-term borrowings	51	7,199	(99.3)%	6,412	19,805	(67.6)%
Long-term borrowings	5,953	4,760	25.1%	14,482	14,764	(1.9)%
Total interest expense	13,890	32,110	(56.7)%	56,896	94,575	(39.8)%
Net interest income	112,180	121,535	(7.7)%	338,038	365,352	(7.5)%
Provision for credit losses-loans and leases (1)	15,299	5,228	192.6%	57,038	25,969	119.6%
Provision for credit losses-unfunded commitments (1)	(1,925)	(216)	N/M	2,013	(342)	N/M
Net interest income after provision for credit losses	98,806	116,523	(15.2)%	278,987	339,725	(17.9)%

Noninterest income
Service charges on deposit accounts	7,356	9,874	(25.5)%	21,792	28,596	(23.8)%
Trust and wealth management fees	3,855	3,718	3.7%	12,438	11,731	6.0%
Bankcard income	3,124	3,316	(5.8)%	8,666	15,399	(43.7)%
Client derivative fees	2,203	4,859	(54.7)%	8,292	11,468	(27.7)%
Foreign exchange income	10,530	1,708	N/M	27,072	1,725	N/M
Net gains from sales of loans	18,594	4,806	286.9%	38,087	10,128	276.1%
Net gains (losses) on sale of investment securities	2	105	(98.1)%	(55)	(110)	50.0%
Other	3,835	4,754	(19.3)%	11,316	15,668	(27.8)%
Total noninterest income	49,499	33,140	49.4%	127,608	94,605	34.9%

Noninterest expenses
Salaries and employee benefits	63,769	53,212	19.8%	174,516	155,109	12.5%
Net occupancy	5,625	5,509	2.1%	17,107	17,735	(3.5)%
Furniture and equipment	3,638	4,120	(11.7)%	11,372	11,758	(3.3)%
Data processing	6,837	5,774	18.4%	20,245	15,885	27.4%
Marketing	1,856	1,346	37.9%	4,415	4,928	(10.4)%
Communication	855	910	(6.0)%	2,652	2,385	11.2%
Professional services	2,443	4,771	(48.8)%	6,923	9,062	(23.6)%
State intangible tax	1,514	1,445	4.8%	4,544	4,062	11.9%
FDIC assessments	1,350	(1,097)	223.1%	4,045	918	340.6%
Intangible amortization	2,779	2,432	14.3%	8,362	6,521	28.2%
Other	6,845	8,020	(14.7)%	21,685	21,082	2.9%
Total noninterest expenses	97,511	86,442	12.8%	275,866	249,445	10.6%
Income before income taxes	50,794	63,221	(19.7)%	130,729	184,885	(29.3)%
Income tax expense	9,317	12,365	(24.7)%	23,231	35,487	(34.5)%
Net income	$41,477	$50,856	(18.4)%	$107,498	$149,398	(28.0)%

ADDITIONAL DATA
Net earnings per share - basic	$0.43	$0.52		$1.10	$1.52
Net earnings per share - diluted	$0.42	$0.51		$1.10	$1.51
Dividends declared per share	$0.23	$0.23		$0.69	$0.67

Return on average assets	1.04%	1.41%		0.93%	1.41%
Return on average shareholders' equity	7.40%	9.13%		6.50%	9.29%

Interest income	$126,070	$153,645	(17.9)%	$394,934	$459,927	(14.1)%
Tax equivalent adjustment	1,628	1,759	(7.4)%	4,916	4,698	4.6%
Interest income - tax equivalent	127,698	155,404	(17.8)%	399,850	464,625	(13.9)%
Interest expense	13,890	32,110	(56.7)%	56,896	94,575	(39.8)%
Net interest income - tax equivalent	$113,808	$123,294	(7.7)%	$342,954	$370,050	(7.3)%

Net interest margin	3.32%	3.91%		3.46%	3.98%
Net interest margin (fully tax equivalent) (2)	3.36%	3.96%		3.52%	4.03%

Full-time equivalent employees	2,065	2,064

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2020
	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$103,249	$105,900	$115,775	$324,924	(2.5)%
Investment securities
Taxable	17,906	18,476	19,005	55,387	(3.1)%
Tax-exempt	4,884	4,937	4,582	14,403	(1.1)%
Total investment securities interest	22,790	23,413	23,587	69,790	(2.7)%
Other earning assets	31	47	142	220	(34.0)%
Total interest income	126,070	129,360	139,504	394,934	(2.5)%

Interest expense
Deposits	7,886	11,751	16,365	36,002	(32.9)%
Short-term borrowings	51	1,274	5,087	6,412	(96.0)%
Long-term borrowings	5,953	4,759	3,770	14,482	25.1%
Total interest expense	13,890	17,784	25,222	56,896	(21.9)%
Net interest income	112,180	111,576	114,282	338,038	0.5%
Provision for credit losses-loans and leases (1)	15,299	17,859	23,880	57,038	(14.3)%
Provision for credit losses-unfunded commitments (1)	(1,925)	2,370	1,568	2,013	(181.2)%
Net interest income after provision for credit losses	98,806	91,347	88,834	278,987	8.2%

Noninterest income
Service charges on deposit accounts	7,356	6,001	8,435	21,792	22.6%
Trust and wealth management fees	3,855	4,114	4,469	12,438	(6.3)%
Bankcard income	3,124	2,844	2,698	8,666	9.8%
Client derivative fees	2,203	2,984	3,105	8,292	(26.2)%
Foreign exchange income	10,530	6,576	9,966	27,072	60.1%
Net gains from sales of loans	18,594	16,662	2,831	38,087	11.6%
Net gains (losses) on sale of investment securities	2	2	(59)	(55)	0.0%
Other	3,835	3,542	3,939	11,316	8.3%
Total noninterest income	49,499	42,725	35,384	127,608	15.9%

Noninterest expenses
Salaries and employee benefits	63,769	55,925	54,822	174,516	14.0%
Net occupancy	5,625	5,378	6,104	17,107	4.6%
Furniture and equipment	3,638	3,681	4,053	11,372	(1.2)%
Data processing	6,837	7,019	6,389	20,245	(2.6)%
Marketing	1,856	1,339	1,220	4,415	38.6%
Communication	855	907	890	2,652	(5.7)%
Professional services	2,443	2,205	2,275	6,923	10.8%
State intangible tax	1,514	1,514	1,516	4,544	0.0%
FDIC assessments	1,350	1,290	1,405	4,045	4.7%
Intangible amortization	2,779	2,791	2,792	8,362	(0.4)%
Other	6,845	6,640	8,200	21,685	3.1%
Total noninterest expenses	97,511	88,689	89,666	275,866	9.9%
Income before income taxes	50,794	45,383	34,552	130,729	11.9%
Income tax expense	9,317	7,990	5,924	23,231	16.6%
Net income	$41,477	$37,393	$28,628	$107,498	10.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.43	$0.38	$0.29	$1.10
Net earnings per share - diluted	$0.42	$0.38	$0.29	$1.10
Dividends declared per share	$0.23	$0.23	$0.23	$0.69

Return on average assets	1.04%	0.96%	0.79%	0.93%
Return on average shareholders' equity	7.40%	6.88%	5.21%	6.50%

Interest income	$126,070	$129,360	$139,504	$394,934	(2.5)%
Tax equivalent adjustment	1,628	1,664	1,624	4,916	(2.2)%
Interest income - tax equivalent	127,698	131,024	141,128	399,850	(2.5)%
Interest expense	13,890	17,784	25,222	56,896	(21.9)%
Net interest income - tax equivalent	$113,808	$113,240	$115,906	$342,954	0.5%

Net interest margin	3.32%	3.38%	3.71%	3.46%
Net interest margin (fully tax equivalent) (2)	3.36%	3.44%	3.77%	3.52%

Full-time equivalent employees	2,065	2,076	2,067

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2019
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$122,802	$126,786	$126,365	$123,056	$499,009
Investment securities
Taxable	20,137	22,180	23,616	24,235	90,168
Tax-exempt	4,545	4,457	4,336	4,258	17,596
Total investment securities interest	24,682	26,637	27,952	28,493	107,764
Other earning assets	167	222	206	210	805
Total interest income	147,651	153,645	154,523	151,759	607,578

Interest expense
Deposits	19,026	20,151	20,612	19,243	79,032
Short-term borrowings	5,430	7,199	6,646	5,960	25,235
Long-term borrowings	4,293	4,760	4,963	5,041	19,057
Total interest expense	28,749	32,110	32,221	30,244	123,324
Net interest income	118,902	121,535	122,302	121,515	484,254
Provision for credit losses-loans and leases (1)	4,629	5,228	6,658	14,083	30,598
Provision for credit losses-unfunded commitments (1)	177	(216)	(132)	6	(165)
Net interest income after provision for credit losses	114,096	116,523	115,776	107,426	453,821

Noninterest income
Service charges on deposit accounts	9,343	9,874	9,819	8,903	37,939
Trust and wealth management fees	3,913	3,718	3,943	4,070	15,644
Bankcard income	3,405	3,316	6,497	5,586	18,804
Client derivative fees	4,194	4,859	4,905	1,704	15,662
Foreign exchange income	6,014	1,708	17	0	7,739
Net gains from sales of loans	4,723	4,806	3,432	1,890	14,851
Net gains on sale of investment securities	(296)	105	(37)	(178)	(406)
Other	5,472	4,754	6,062	4,852	21,140
Total noninterest income	36,768	33,140	34,638	26,827	131,373

Noninterest expenses
Salaries and employee benefits	53,952	53,212	53,985	47,912	209,061
Net occupancy	6,334	5,509	5,596	6,630	24,069
Furniture and equipment	4,145	4,120	4,222	3,416	15,903
Data processing	5,996	5,774	4,984	5,127	21,881
Marketing	1,980	1,346	1,976	1,606	6,908
Communication	882	910	747	728	3,267
Professional services	2,192	4,771	2,039	2,252	11,254
State intangible tax	1,767	1,445	1,307	1,310	5,829
FDIC assessments	1,055	(1,097)	1,065	950	1,973
Intangible amortization	3,150	2,432	2,044	2,045	9,671
Other	11,434	8,020	6,545	6,517	32,516
Total noninterest expenses	92,887	86,442	84,510	78,493	342,332
Income before income taxes	57,977	63,221	65,904	55,760	242,862
Income tax expense (benefit)	9,300	12,365	13,201	9,921	44,787
Net income	$48,677	$50,856	$52,703	$45,839	$198,075

ADDITIONAL DATA
Net earnings per share - basic	$0.49	$0.52	$0.54	$0.47	$2.01
Net earnings per share - diluted	$0.49	$0.51	$0.53	$0.47	$2.00
Dividends declared per share	$0.23	$0.23	$0.22	$0.22	$0.90

Return on average assets	1.34%	1.41%	1.50%	1.33%	1.39%
Return on average shareholders' equity	8.60%	9.13%	9.85%	8.88%	9.11%

Interest income	$147,651	$153,645	$154,523	$151,759	$607,578
Tax equivalent adjustment	1,630	1,759	1,416	1,523	6,328
Interest income - tax equivalent	149,281	155,404	155,939	153,282	613,906
Interest expense	28,749	32,110	32,221	30,244	123,324
Net interest income - tax equivalent	$120,532	$123,294	$123,718	$123,038	$490,582

Net interest margin	3.84%	3.91%	3.99%	4.05%	3.95%
Net interest margin (fully tax equivalent) (2)	3.89%	3.96%	4.04%	4.10%	4.00%

Full-time equivalent employees	2,065	2,064	2,076	2,087

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2020	2020	2020	2019	2019	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$207,128	$283,639	$261,892	$200,691	$242,482	(27.0)%	(14.6)%
Interest-bearing deposits with other banks	38,806	38,845	71,071	56,948	39,669	(0.1)%	(2.2)%
Investment securities available-for-sale	3,004,963	2,897,413	2,908,688	2,852,084	2,850,502	3.7%	5.4%
Investment securities held-to-maturity	118,072	127,347	136,744	142,862	148,778	(7.3)%	(20.6)%
Other investments	118,292	132,366	143,581	125,020	124,965	(10.6)%	(5.3)%
Loans held for sale	69,008	43,950	27,334	13,680	23,528	57.0%	193.3%
Loans and leases
Commercial and industrial	3,292,313	3,322,374	2,477,773	2,465,877	2,470,017	(0.9)%	33.3%
Lease financing	74,742	80,087	82,602	88,364	92,616	(6.7)%	(19.3)%
Construction real estate	575,648	506,085	500,311	493,182	515,960	13.7%	11.6%
Commercial real estate	4,347,125	4,343,702	4,278,257	4,194,651	4,015,908	0.1%	8.2%
Residential real estate	1,027,702	1,043,745	1,061,792	1,055,949	1,055,007	(1.5)%	(2.6)%
Home equity	754,743	764,171	781,243	771,869	776,885	(1.2)%	(2.9)%
Installment	84,629	79,150	80,085	82,589	88,275	6.9%	(4.1)%
Credit card	43,907	42,397	45,756	49,184	49,010	3.6%	(10.4)%
Total loans	10,200,809	10,181,711	9,307,819	9,201,665	9,063,678	0.2%	12.5%
Less:
Allowance for credit losses (1)	168,544	158,661	143,885	57,650	56,552	6.2%	198.0%
Net loans	10,032,265	10,023,050	9,163,934	9,144,015	9,007,126	0.1%	11.4%
Premises and equipment	209,474	211,164	212,787	214,506	213,681	(0.8)%	(2.0)%
Goodwill	937,771	937,771	937,771	937,771	937,689	0.0%	0.0%
Other intangibles	67,419	70,325	73,258	76,201	79,506	(4.1)%	(15.2)%
Accrued interest and other assets	1,122,449	1,105,020	1,120,507	747,847	812,519	1.6%	38.1%
Total Assets	$15,925,647	$15,870,890	$15,057,567	$14,511,625	$14,480,445	0.3%	10.0%

LIABILITIES
Deposits
Interest-bearing demand	$2,632,467	$2,657,841	$2,498,109	$2,364,881	$2,316,301	(1.0)%	13.6%
Savings	3,446,678	3,287,314	2,978,250	2,960,979	2,924,200	4.8%	17.9%
Time	1,935,392	2,241,212	2,435,858	2,240,441	2,308,617	(13.6)%	(16.2)%
Total interest-bearing deposits	8,014,537	8,186,367	7,912,217	7,566,301	7,549,118	(2.1)%	6.2%
Noninterest-bearing	3,552,893	3,515,048	2,723,341	2,643,928	2,534,739	1.1%	40.2%
Total deposits	11,567,430	11,701,415	10,635,558	10,210,229	10,083,857	(1.1)%	14.7%
Federal funds purchased and securities sold
under agreements to repurchase	247,658	154,347	215,824	165,181	85,286	60.5%	190.4%
FHLB short-term borrowings	0	0	1,181,900	1,151,000	1,128,900	N/M	(100.0)%
Total short-term borrowings	247,658	154,347	1,397,724	1,316,181	1,214,186	60.5%	(79.6)%
Long-term debt	1,341,164	1,285,767	325,566	414,376	498,778	4.3%	168.9%
Total borrowed funds	1,588,822	1,440,114	1,723,290	1,730,557	1,712,964	10.3%	(7.2)%
Accrued interest and other liabilities	521,580	508,342	519,336	323,134	422,311	2.6%	23.5%
Total Liabilities	13,677,832	13,649,871	12,878,184	12,263,920	12,219,132	0.2%	11.9%

SHAREHOLDERS' EQUITY
Common stock	1,637,489	1,635,070	1,633,950	1,640,771	1,639,333	0.1%	(0.1)%
Retained earnings	694,484	675,532	660,653	711,249	685,368	2.8%	1.3%
Accumulated other comprehensive income (loss)	42,266	36,431	11,788	13,323	15,450	16.0%	173.6%
Treasury stock, at cost	(126,424)	(126,014)	(127,008)	(117,638)	(78,838)	0.3%	60.4%
Total Shareholders' Equity	2,247,815	2,221,019	2,179,383	2,247,705	2,261,313	1.2%	(0.6)%
Total Liabilities and Shareholders' Equity	$15,925,647	$15,870,890	$15,057,567	$14,511,625	$14,480,445	0.3%	10.0%

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2020	2020	2020	2019	2019	2020	2019
ASSETS
Cash and due from banks	$233,216	$284,726	$235,696	$221,060	$191,000	$251,147	$182,025
Interest-bearing deposits with other banks	40,277	91,990	39,332	36,672	38,569	57,138	35,525
Investment securities	3,162,832	3,164,243	3,115,723	3,102,867	3,290,666	3,147,655	3,351,559
Loans held for sale	45,186	36,592	13,174	21,050	18,197	31,700	12,659
Loans and leases
Commercial and industrial	3,299,259	3,058,677	2,450,893	2,469,810	2,509,782	2,937,601	2,517,681
Lease financing	78,500	81,218	85,782	91,225	94,858	81,821	93,467
Construction real estate	536,870	495,407	501,471	501,892	509,742	511,343	488,002
Commercial real estate	4,364,708	4,381,647	4,209,345	4,102,288	3,925,028	4,318,735	3,841,178
Residential real estate	1,041,250	1,052,996	1,055,456	1,053,707	1,035,975	1,049,869	996,100
Home equity	759,994	772,424	773,082	773,119	781,340	768,469	792,635
Installment	82,016	79,016	81,234	85,515	88,760	80,760	89,927
Credit card	45,609	44,402	50,206	50,616	50,410	46,735	49,255
Total loans	10,208,206	9,965,787	9,207,469	9,128,172	8,995,895	9,795,333	8,868,245
Less:
Allowance for credit losses (1)	165,270	155,454	121,126	56,649	61,911	147,349	59,129
Net loans	10,042,936	9,810,333	9,086,343	9,071,523	8,933,984	9,647,984	8,809,116
Premises and equipment	211,454	213,903	215,545	215,171	215,671	213,626	213,540
Goodwill	937,771	937,771	937,771	937,710	899,888	937,771	886,130
Other intangibles	69,169	72,086	75,014	78,190	51,365	72,079	43,019
Accrued interest and other assets	1,099,169	1,098,560	805,824	776,045	681,174	1,001,542	593,042
Total Assets	$15,842,010	$15,710,204	$14,524,422	$14,460,288	$14,320,514	$15,360,642	$14,126,615

LIABILITIES
Deposits
Interest-bearing demand	$2,668,635	$2,602,917	$2,418,193	$2,373,962	$2,325,405	$2,563,633	$2,310,095
Savings	3,342,514	3,173,274	2,976,518	2,995,395	2,945,076	3,164,753	3,038,620
Time	2,015,933	2,619,038	2,196,080	2,214,174	2,234,227	2,276,064	2,226,548
Total interest-bearing deposits	8,027,082	8,395,229	7,590,791	7,583,531	7,504,708	8,004,450	7,575,263
Noninterest-bearing	3,535,432	3,335,866	2,643,240	2,638,908	2,513,458	3,172,841	2,485,291
Total deposits	11,562,514	11,731,095	10,234,031	10,222,439	10,018,166	11,177,291	10,060,554
Federal funds purchased and securities sold
under agreements to repurchase	150,088	145,291	164,093	206,800	185,156	153,146	138,692
FHLB short-term borrowings	30,868	548,183	1,189,765	952,625	1,112,091	587,566	1,003,745
Total short-term borrowings	180,956	693,474	1,353,858	1,159,425	1,297,247	740,712	1,142,437
Long-term debt	1,338,792	579,345	381,909	454,271	519,736	768,770	545,279
Total borrowed funds	1,519,748	1,272,819	1,735,767	1,613,696	1,816,983	1,509,482	1,687,716
Accrued interest and other liabilities	529,326	520,425	344,891	379,046	275,038	465,116	227,400
Total Liabilities	13,611,588	13,524,339	12,314,689	12,215,181	12,110,187	13,151,889	11,975,670

SHAREHOLDERS' EQUITY
Common stock	1,636,107	1,634,405	1,638,851	1,640,066	1,629,286	1,636,453	1,625,851
Retained earnings	679,980	658,312	660,108	691,236	662,899	666,184	636,613
Accumulated other comprehensive loss	40,697	19,888	31,200	13,986	11,985	30,632	(13,377)
Treasury stock, at cost	(126,362)	(126,740)	(120,426)	(100,181)	(93,843)	(124,516)	(98,142)
Total Shareholders' Equity	2,230,422	2,185,865	2,209,733	2,245,107	2,210,327	2,208,753	2,150,945
Total Liabilities and Shareholders' Equity	$15,842,010	$15,710,204	$14,524,422	$14,460,288	$14,320,514	$15,360,642	$14,126,615

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	September 30, 2020		June 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,162,832	2.86%	$3,164,243	2.97%	$3,290,666	3.21%	$3,147,655	2.96%	$3,351,559	3.31%
Interest-bearing deposits with other banks	40,277	0.31%	91,990	0.20%	38,569	2.28%	57,138	0.51%	35,525	2.40%
Gross loans (1)	10,253,392	4.00%	10,002,379	4.25%	9,014,092	5.58%	9,827,033	4.42%	8,880,904	5.66%
Total earning assets	13,456,501	3.72%	13,258,612	3.91%	12,343,327	4.94%	13,031,826	4.05%	12,267,988	5.01%

Nonearning assets
Allowance for credit losses	(165,270)		(155,454)		(61,911)		(147,349)		(59,129)
Cash and due from banks	233,216		284,726		191,000		251,147		182,025
Accrued interest and other assets	2,317,563		2,322,320		1,848,098		2,225,018		1,735,731
Total assets	$15,842,010		$15,710,204		$14,320,514		$15,360,642		$14,126,615

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,668,635	0.08%	$2,602,917	0.11%	$2,325,405	0.56%	$2,563,633	0.21%	$2,310,095	0.55%
Savings	3,342,514	0.14%	3,173,274	0.17%	2,945,076	0.69%	3,164,753	0.25%	3,038,620	0.74%
Time	2,015,933	1.20%	2,619,038	1.49%	2,234,227	2.09%	2,276,064	1.54%	2,226,548	2.02%
Total interest-bearing deposits	8,027,082	0.39%	8,395,229	0.56%	7,504,708	1.07%	8,004,450	0.60%	7,575,263	1.06%
Borrowed funds
Short-term borrowings	180,956	0.11%	693,474	0.74%	1,297,247	2.20%	740,712	1.16%	1,142,437	2.32%
Long-term debt	1,338,792	1.76%	579,345	3.29%	519,736	3.63%	768,770	2.52%	545,279	3.62%
Total borrowed funds	1,519,748	1.57%	1,272,819	1.90%	1,816,983	2.61%	1,509,482	1.85%	1,687,716	2.74%
Total interest-bearing liabilities	9,546,830	0.58%	9,668,048	0.74%	9,321,691	1.37%	9,513,932	0.80%	9,262,979	1.37%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,535,432		3,335,866		2,513,458		3,172,841		2,485,291
Other liabilities	529,326		520,425		275,038		465,116		227,400
Shareholders' equity	2,230,422		2,185,865		2,210,327		2,208,753		2,150,945
Total liabilities & shareholders' equity	$15,842,010		$15,710,204		$14,320,514		$15,360,642		$14,126,615

Net interest income	$112,180		$111,576		$121,535		$338,038		$365,352
Net interest spread		3.14%		3.17%		3.57%		3.25%		3.64%
Net interest margin		3.32%		3.38%		3.91%		3.46%		3.98%

Tax equivalent adjustment		0.04%		0.06%		0.05%		0.06%		0.05%
Net interest margin (fully tax equivalent)		3.36%		3.44%		3.96%		3.52%		4.03%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(861)	$238	$(623)	$(2,926)	$(921)	$(3,847)	$(8,771)	$(4,521)	$(13,292)
Interest-bearing deposits with other banks	23	(39)	(16)	(192)	1	(191)	(501)	83	(418)
Gross loans (2)	(6,273)	3,622	(2,651)	(36,016)	12,479	(23,537)	(82,566)	31,283	(51,283)
Total earning assets	(7,111)	3,821	(3,290)	(39,134)	11,559	(27,575)	(91,838)	26,845	(64,993)

Interest-bearing liabilities
Total interest-bearing deposits	$(3,593)	$(272)	$(3,865)	$(12,778)	$513	$(12,265)	$(25,934)	$1,930	$(24,004)
Borrowed funds
Short-term borrowings	(1,081)	(142)	(1,223)	(6,833)	(315)	(7,148)	(9,915)	(3,478)	(13,393)
Long-term debt	(2,211)	3,405	1,194	(2,449)	3,642	1,193	(4,492)	4,210	(282)
Total borrowed funds	(3,292)	3,263	(29)	(9,282)	3,327	(5,955)	(14,407)	732	(13,675)
Total interest-bearing liabilities	(6,885)	2,991	(3,894)	(22,060)	3,840	(18,220)	(40,341)	2,662	(37,679)
Net interest income (1)	$(226)	$830	$604	$(17,074)	$7,719	$(9,355)	$(51,497)	$24,183	$(27,314)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Nine months ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2020	2020	2020	2019	2019	2020	2019
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$158,661	$143,885	$57,650	$56,552	$61,549	$57,650	$56,542
Day one adoption impact of ASC 326	0	0	61,505	0	0	61,505	0
Provision for credit losses	15,299	17,859	23,880	4,629	5,228	57,038	25,969
Gross charge-offs
Commercial and industrial	1,467	1,282	1,091	2,919	9,556	3,840	23,757
Lease financing	852	0	0	62	0	852	100
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	3,789	2,037	4	1,854	535	5,830	1,835
Residential real estate	22	148	115	167	278	285	510
Home equity	460	428	267	807	627	1,155	1,784
Installment	59	7	61	31	65	127	192
Credit card	171	234	311	319	598	716	1,228
Total gross charge-offs	6,820	4,136	1,849	6,159	11,659	12,805	29,406
Recoveries
Commercial and industrial	265	275	2,000	1,796	556	2,540	1,087
Lease financing	6	0	0	0	0	6	0
Construction real estate	0	14	0	0	0	14	68
Commercial real estate	760	424	234	439	347	1,418	674
Residential real estate	91	93	52	72	64	236	201
Home equity	209	156	339	243	335	704	1,092
Installment	35	27	31	49	93	93	202
Credit card	38	64	43	29	39	145	123
Total recoveries	1,404	1,053	2,699	2,628	1,434	5,156	3,447
Total net charge-offs	5,416	3,083	(850)	3,531	10,225	7,649	25,959
Ending allowance for credit losses	$168,544	$158,661	$143,885	$57,650	$56,552	$168,544	$56,552

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.14%	0.13%	(0.15)%	0.18%	1.42%	0.06%	1.20%
Lease financing	4.29%	0.00%	0.00%	0.27%	0.00%	1.38%	0.14%
Construction real estate	0.00%	(0.01)%	0.00%	0.00%	0.00%	0.00%	(0.02)%
Commercial real estate	0.28%	0.15%	(0.02)%	0.14%	0.02%	0.14%	0.04%
Residential real estate	(0.03)%	0.02%	0.02%	0.04%	0.08%	0.01%	0.04%
Home equity	0.13%	0.14%	(0.04)%	0.29%	0.15%	0.08%	0.12%
Installment	0.12%	(0.10)%	0.15%	(0.08)%	(0.13)%	0.06%	(0.01)%
Credit card	1.16%	1.54%	2.15%	2.27%	4.40%	1.63%	3.00%
Total net charge-offs	0.21%	0.12%	(0.04)%	0.15%	0.45%	0.10%	0.39%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$34,686	$33,906	$21,126	$24,346	$28,358	$34,686	$28,358
Lease financing	1,092	1,353	222	223	284	1,092	284
Construction real estate	0	0	0	0	5	0	5
Commercial real estate	24,521	14,002	10,050	7,295	14,889	24,521	14,889
Residential real estate	12,104	12,813	11,163	10,892	11,655	12,104	11,655
Home equity	5,374	5,604	5,821	5,242	5,427	5,374	5,427
Installment	153	201	145	167	75	153	75
Nonaccrual loans	77,930	67,879	48,527	48,165	60,693	77,930	60,693
Accruing troubled debt restructurings (TDRs)	7,759	8,377	22,206	11,435	18,450	7,759	18,450
Total nonperforming loans	85,689	76,256	70,733	59,600	79,143	85,689	79,143
Other real estate owned (OREO)	1,643	1,872	1,467	2,033	1,613	1,643	1,613
Total nonperforming assets	87,332	78,128	72,200	61,633	80,756	87,332	80,756
Accruing loans past due 90 days or more	79	124	120	201	287	79	287
Total underperforming assets	$87,411	$78,252	$72,320	$61,834	$81,043	$87,411	$81,043
Total classified assets	$134,002	$125,543	$124,510	$89,250	$132,500	$134,002	$132,500

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	216.28%	233.74%	296.51%	119.69%	93.18%	216.28%	93.18%
Nonperforming loans	196.69%	208.06%	203.42%	96.73%	71.46%	196.69%	71.46%
Total ending loans	1.65%	1.56%	1.55%	0.63%	0.62%	1.65%	0.62%
Nonperforming loans to total loans	0.84%	0.75%	0.76%	0.65%	0.87%	0.84%	0.87%
Nonperforming assets to
Ending loans, plus OREO	0.86%	0.77%	0.78%	0.67%	0.89%	0.86%	0.89%
Total assets	0.55%	0.49%	0.48%	0.42%	0.56%	0.55%	0.56%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.78%	0.68%	0.54%	0.55%	0.69%	0.78%	0.69%
Total assets	0.50%	0.44%	0.33%	0.35%	0.43%	0.50%	0.43%
Classified assets to total assets	0.84%	0.79%	0.83%	0.62%	0.92%	0.84%	0.92%

(1) Nonaccrual loans include nonaccrual TDRs of $29.3 million, $32.7 million, $18.4 million, $18.5 million, and $21.5 million, as of September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2020	2020	2020	2019	2019	2020	2019
PER COMMON SHARE
Market Price
High	$15.15	$16.38	$25.52	$26.04	$25.49	$25.52	$28.56
Low	$11.40	$11.52	$12.67	$23.24	$22.37	$11.40	$22.16
Close	$12.01	$13.89	$14.91	$25.44	$24.48	$12.01	$24.48

Average shares outstanding - basic	97,247,080	97,220,748	97,736,690	98,684,706	98,517,025	97,400,942	98,177,802
Average shares outstanding - diluted	98,008,733	97,988,600	98,356,214	99,232,167	99,077,723	98,117,463	98,723,173
Ending shares outstanding	97,999,763	98,018,858	97,968,958	98,490,998	100,094,819	97,999,763	100,094,819

Total shareholders' equity	$2,247,815	$2,221,019	$2,179,383	$2,247,705	$2,261,313	$2,247,815	$2,261,313

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,293,716	$1,267,609	$1,243,152	$1,245,746	$1,253,803	$1,293,716	$1,253,803
Common equity tier 1 capital ratio	11.63%	11.49%	11.27%	11.30%	11.52%	11.63%	11.52%
Tier 1 capital	$1,336,497	$1,310,276	$1,285,705	$1,288,185	$1,296,399	$1,336,497	$1,296,399
Tier 1 ratio	12.02%	11.87%	11.66%	11.69%	11.91%	12.02%	11.91%
Total capital	$1,708,817	$1,676,532	$1,493,100	$1,475,813	$1,482,708	$1,708,817	$1,482,708
Total capital ratio	15.37%	15.19%	13.54%	13.39%	13.62%	15.37%	13.62%
Total capital in excess of minimum requirement	$541,263	$517,902	$335,229	$318,315	$339,935	$541,263	$339,935
Total risk-weighted assets	$11,119,560	$11,034,570	$11,027,347	$11,023,795	$10,883,554	$11,119,560	$10,883,554
Leverage ratio	9.55%	8.98%	9.49%	9.58%	9.75%	9.55%	9.75%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.11%	13.99%	14.47%	15.49%	15.62%	14.11%	15.62%
Ending tangible shareholders' equity to ending tangible assets	8.25%	8.09%	8.25%	9.07%	9.17%	8.25%	9.17%
Average shareholders' equity to average assets	14.08%	13.91%	15.21%	15.53%	15.43%	14.38%	15.23%
Average tangible shareholders' equity to average tangible assets	8.18%	7.94%	8.79%	9.07%	9.35%	8.29%	9.19%

REPURCHASE PROGRAM (1)
Shares repurchased	0	0	880,000	1,609,778	1,143,494	880,000	1,143,494
Average share repurchase price	N/A	N/A	$18.96	$24.13	$23.94	$18.96	$23.94
Total cost of shares repurchased	N/A	N/A	$16,686	$38,846	$27,372	$16,686	$27,372

(1) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable